SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2006

BUTLER INTERNATIONAL, INC.
(Exact name of Registrant as specified in Charter)

MARYLAND	0-14951	06-1154321

(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

110 Summit Avenue, Montvale, New Jersey 07645

(Address of Principal Executive Offices/Zip Code)

Registrant’s telephone number, including area code: (201) 573-8000

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
ITEM 1.01	Entry into a Material Definitive Agreement
ITEM 3.02	Unregistered Sale of Equity Securities
ITEM 9.01	Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          (a)          On December 15, 2006, the Company entered into a Fifteenth Amendment to Credit Agreement (“Fifteenth Amendment”) with General Electric Capital Corporation (“GECC”). The Fifteenth Amendment provides, among other matters, for an extension of the termination date of the credit facility and term loans from April 30, 2007 to June 30, 2007.

          The foregoing description of the Fifteenth Amendment is not, and does not purport to be, complete and is qualified in its entirety by reference to a copy of the same filed as Exhibit 10.1 hereto and incorporated herein in its entirety by this reference.

          (b)          In addition, on December 21, 2006, the Company announced that it had closed on the sale to certain institutional and non-institutional investors (the “Investors”) of $8,500,000 in shares of Series A 7% Preferred Stock (the “Shares”) and warrants to purchase 2,125,000 shares of the Company’s Common Stock at $2.00 per share (individually, “Warrant” and collectively, “Warrants”) in a private placement (the “Offering”). The Warrants are callable under certain circumstances. Each Share, along with Warrants to purchase 250 shares of the Company’s Common Stock, was issued at a price of $1,000. The Shares are not convertible into Common Stock. A copy of the Articles Supplementary (“Articles Supplementary”) Establishing and Fixing the Rights and Preferences of A Series of Shares of Preferred Stock (“Series A Preferred Stock”) is attached as Exhibit 4.1 to this Current Report on Form 8-K.

          In connection with the Offering, the Company entered into a Registration Rights Agreement with the Investors, pursuant to which the Company granted the Investors certain registration rights with respect to the Shares. The Shares sold to the Investors have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements. The form of the Registration Rights Agreement between the Company and the institutional investors is attached as Exhibit 10.2 to this Current Report on Form 8-K and the form of the Registration Rights Agreement between the Company and the non-institutional investors is attached as Exhibit 10.3 to this Current Report on Form 8-K. The form of the Warrant granted to the institutional investors is attached as Exhibit 10.4 to this Current Report on Form 8-K and the form of the Warrant granted to the non-institutional investors is attached as Exhibit 10.5 to this Current Report on Form 8-K. The form of the Subscription Agreement between the Company and the institutional investors is attached as Exhibit 10.6 to this Current Report on Form 8-K.

          The Shares and Warrants were offered and sold only to “accredited investors” (as defined in section 501(a) of Regulation D under the Securities Act) pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act. All exhibits attached hereto are incorporated herein by reference.

          The foregoing descriptions of the Shares, the Registration Rights Agreement and the Warrants are not, and do not purport to be, complete, and are qualified in their entirety by references to copies of the Articles Supplementary, forms of Registration Rights Agreements, and forms of Warrants filed as Exhibits 10.2 through 10.6 hereof.

          A copy of the Press Release announcing the transaction is attached hereto as Exhibit 99.1.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

          The information set forth under Item 1.01(b) is incorporated by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

          The exhibits listed below are being furnished pursuant to Item 9.01.

Exhibit Number	Description

4.1	Articles Supplementary dated December 18, 2006 Establishing and Fixing the Rights and Preferences of A Series of Shares of Preferred Stock.

10.1

Fifteenth Amendment to Credit Agreement dated December 14, 2006, by and among Butler International, Inc., a Maryland corporation (“BI”), certain of its subsidiaries, and General Electric Capital Corporation (“GECC”).

10.2	Form of Registration Rights Agreement dated December 15, 2006, between BI and certain institutional investors.

10.3	Form of Registration Rights Agreement dated December 15, 2006, between BI and certain non-institutional investors.

10.4	Form of Warrant dated December 15, 2006, issued by BI to certain institutional investors.

10.5	Form of Warrant dated December 15, 2006, issued by BI to certain non-institutional investors.

10.6	Form of Subscription Agreement dated December 15, 2006 between BI and certain institutional investors.

SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2006	BUTLER INTERNATIONAL, INC.

	By:	/s/ Mark Koscinski

Mark Koscinski
Principal Accounting Officer

BUTLER INTERNATIONAL, INC.
EXHIBIT LIST

Exhibit Number	Description

4.1	Articles Supplementary dated December 18, 2006 Establishing and Fixing the Rights and Preferences of A Series of Shares of Preferred Stock.

10.1

Fifteenth Amendment to Credit Agreement dated December 14, 2006, by and among Butler International, Inc., a Maryland corporation (“BI”), certain of its subsidiaries, and General Electric Capital Corporation (“GECC”).

10.2	Form of Registration Rights Agreement dated December 15, 2006, between BI and certain institutional investors.

10.3	Form of Registration Rights Agreement dated December 15, 2006, between BI and certain non-institutional investors.

10.4	Form of Warrant dated December 15, 2006, issued by BI to certain institutional investors.

10.5	Form of Warrant dated December 15, 2006, issued by BI to certain non-institutional investors.

10.6	Form of Subscription Agreement dated December 15, 2006 between BI and certain institutional investors.

99.1	Press Release.